                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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

                        Date of Report (Date of earliest event reported): August 8, 2005

                                            OPTICARE HEALTH SYSTEMS, INC.
                               (Exact name of registrant as specified in its charter)

         Delaware                                       001-15223                                     76-0453392
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(State or Other                                  (Commission                                    (IRS Employer
Jurisdiction of                                  File Number)                                   Identification No.)
Incorporation)

                            87 Grandview Avenue, Waterbury, Connecticut 06708
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                           (Address of principal executive offices) (Zip Code)

                       Registrant's telephone number, including area code: (203) 596-2236
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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPLE OFFICERS.

(d) On August 8, 2005, Dennison T. Veru was appointed to the Board of Directors of OptiCare Health Systems, Inc. (the "Registrant"), to fill the vacancy created by Mark Hoffman's May 9, 2005 resignation, and will serve until the next annual meeting of stockholders and until his successor has been elected and qualified.
Pursuant to a restructure agreement among the Registrant, Palisade Concentrated
Equity Partnership, L.P. ("Palisade"), the Registrant's majority stockholder, and Dean J. Yimoyines, M.D., dated as of December 17, 2001, as amended on
January 5, 2002 and January 22, 2002, the Registrant has agreed that, so long as
Palisade owns more than 50% of the voting power of the Registrant, it shall have the right to designate a majority of the Registrant's Board of Directors. Mr.
Veru was appointed to the Registrant's Board of Directors upon the recommendation of Palisade pursuant to this provision.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OPTICARE HEALTH SYSTEMS, INC.
                                       (Registrant)

Date: August 31, 2005                  by: /s/ Christopher J. Walls
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                                       Name: Christopher J. Walls
                                       Title: Chief Executive Officer,
                                              President and  General Counsel